Income Taxes	6 Months Ended
Jun. 30, 2014
Income Taxes [Abstract]
INCOME TAXES

NOTE 7 – INCOME TAXES

No provision or benefit for federal or state income taxes has been recorded because the Company has incurred net losses for all periods presented and has provided a valuation allowance against its deferred tax assets.

The components of the Company’s deferred tax assets are as follows at:

	June 30, 2014	December 31, 2013
Deferred tax assets:
Net operating loss	$3,556,600	$2,765,600
Stock based compensation	4,248,700	-
Research and development tax credits	197,700	436,300
Accruals	22,900	44,700
Other	2,900	46,000
Valuation allowance	(8,028,800)	(3,292,600)
Total	$-	$-

The Company has maintained a full valuation allowance against its deferred tax at June 30, 2014 and December 31, 2013. A valuation allowance is required to be recorded when it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Since the Company cannot be assured of realizing the net deferred tax asset, a full valuation allowance has been provided.

At June 30, 2014, the Company had federal and state net operating loss carryforwards of approximately $8,762,000, which begin expiring in 2025. The Company also had federal research and development tax credit carryforwards of approximately $197,700 which will begin to expire in 2025. The United States Tax Reform Act of 1986 contains provisions that may limit the Company’s net operating loss carryforwards available to be used in any given year in the event of significant changes in the ownership interests of significant stockholders, as defined. The effect of an ownership change would be the imposition of an annual limitation on the use of NOL carryforwards attributable to periods before the change. The amount of the annual limitation depends upon the value of the Company immediately before the change, changes to the Company’s capital during a specified period prior to the change, and the federal published interest rate.

A reconciliation of the statutory tax rate to the effective tax rate is as follows:

	Six Month Ended June 30,	Year Ended December,
	2014	2013	2012

Statutory federal income tax rate	34%	34%	34%
State (net of federal benefit)	6.6%	6.6%	6.6%
Non-deductible expenses	(13.1)%	(29.7)%	(18.8)%
Other	(2.3)%	-	-
Change in valuation allowance	(25.2)%	(10.9)%	(21.8)%
Effective income tax rate	0%	0%	0%

The Company has no uncertain tax positions at June 30, 2014 and December 31, 2013 that would affect its effective tax rate. The Company does not anticipate a significant change in the amount of unrecognized tax benefits over the next twelve months. Because the Company is in a loss carryforward position, the Company is generally subject to US federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available. If and when applicable, the Company will recognize interest and penalties as part of income tax expense.